                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT AUDITORS

The General Partners

Pacific Landmark Hotel, Ltd. and Pacific Gateway, Ltd.

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                     KMPG Peat Marwick LLP

San Diego, California

March 8, 1996